STI CLASSIC FUNDS

                       TAX SENSITIVE GROWTH STOCK FUND
                   Supplement dated April 1, 2004 to the
                     Equity Funds - T Shares Prospectus,
                Equity Funds - A Shares and L Shares Prospectus, and For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus
                                               dated October 1, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

The following information affects the section called "PORTFOLIO MANAGERS" beginning on page 59 of the Equity Funds - T Shares Prospectus, page 46 of the Equity Funds - A Shares and L Shares Prospectus, and page 77 of the For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus:


    Effective April 1, 2004, the Tax Sensitive Growth Stock Fund is managed by Mr. Parker W. Thomas, Jr. Mr. Thomas will serve as Vice President of Trusco Capital Management, Inc. (Trusco). Prior to joining Trusco, Mr. Thomas served as Senior Vice President, SunTrust Bank, Nashville from January 1988 to September 2002. From September 2002 to March 2004 he served as Managing Director and Portfolio Manager of Personal Asset Management, for SunTrust Banks, Inc. He has more than 31 years of investment experience.



                            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.






                                                                STI-SU-041-0100